            As filed with the Securities and Exchange
                 Commission on January 27, 1999

                                                File No. 33-85850

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.
                 Post-Effective Amendment No. 3
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                         Amendment No. 4

                   ALLIANCE MONEY MARKET FUND
       (Exact Name of Registrant as Specified in Charter)
    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)

_____immediately upon filing pursuant to paragraph (b)
_____on (date) pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(1)
__X__on March 31, 1999 pursuant to paragraph (a)(1)
_____75 days after filing pursuant to paragraph (a)(2)
_____on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
_______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   ALLIANCE MONEY MARKET FUND

                           PROSPECTUS

                          MARCH  , 1999


                         PRIME PORTFOLIO
                      GOVERNMENT PORTFOLIO
                   GENERAL MUNICIPAL PORTFOLIO


     The Alliance Money Market Fund seeks to provide maximum
       current income to the extent consistent with safety
                   of principal and liquidity.



   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the
                  adequacy of this prospectus.
    Any representation to the contrary is a criminal offense.

                        TABLE OF CONTENTS

                                                           Page

RISK/RETURN SUMMARY....................................
     Performance and Bar Chart Information.............
FEES AND EXPENSES OF THE PORTFOLIOS....................
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES,
  STRATEGIES, AND RISKS................................
     Investment Objectives and Strategies..............
     Prime Portfolio...................................
     Government Portfolio..............................
     General Municipal Portfolio.......................
     Risk Considerations...............................
MANAGEMENT OF THE PORTFOLIOS...........................
PURCHASE AND SALE OF SHARES............................
     How The Portfolios Values Their Shares............
     How To Buy Shares.................................
     How To Sell Shares................................
DIVIDENDS, DISTRIBUTIONS AND TAXES.....................
DISTRIBUTION ARRANGEMENTS..............................
FINANCIAL HIGHLIGHTS...................................

This prospectus describes three Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary. This prospectus has additional descriptions of the Portfolios' investments in the discussion under "Other Information About the Portfolios' Objectives, Strategies, and Risks." That section also includes more information about the Portfolios, its investments, and related risks.

OBJECTIVES: The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and to the extent consistent with these objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio).

PRINCIPAL INVESTMENT STRATEGY: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

PRINCIPAL RISKS: The principal risks of investing in the Portfolios are:

    -- INTEREST RATE RISK This is the risk that changes in interest rates will affect the yield or value of the Portfolios' investments in debt securities.

    -- CREDIT RISK This is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may by reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

Another important thing for you to note:

         An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual returns and a bar chart showing the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    -- the Portfolio's average annual returns for one year and the life of the Portfolio; and

    -- changes in the Portfolio's performance from year to year over the life of the Portfolio.

A Portfolio's past performance does not necessarily indicate how it will perform in the future.

You may obtain current yield information for any Portfolio by calling 1-800-221-9513.


PRIME PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


GOVERNMENT PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).


GENERAL MUNICIPAL PORTFOLIO

                        PERFORMANCE TABLE

                         [Insert Table]

                            BAR CHART

                         [Insert Chart]

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ending ________) and the lowest return for a quarter was ____% (quarter ending _________).

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS) AND EXAMPLE

               ANNUAL PORTFOLIO OPERATING EXPENSES

                             PRIME        GOVERNMENT       GENERAL MUNICIPAL

Management Fees

12b-1 Fees

Other Expenses

Total Portfolio
   Operating Expenses

Waiver and/or Expense
   Reimbursement*

Net Expenses

_______________
* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses.

                             EXAMPLE

This example is to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Your actual costs may be higher or lower.

                PRIME          GOVERNMENT       GENERAL MUNICIPAL

     1 Year

     3 Years

     5 Years

     10 Years

OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
AND RISKS

This section of the prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Portfolios.

Please note:

    -- Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

    -- There can be no assurance that any Portfolio will achieve its investment objectives.

INVESTMENT OBJECTIVES AND STRATEGIES

The Portfolios' investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income (exempt from Federal income taxes to the extent described below in the case of the General Municipal Portfolio). As money market funds, the Portfolios must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under Rule 2a-7, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

PRIME PORTFOLIO

The Portfolio pursues its objectives by investing in high-quality money market securities. The Portfolio may invest in:

    --   marketable obligations issued or guaranteed by the U.S.
         Government or one of its agencies or instrumentalities;

    -- certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

    -- high-quality commercial paper issued by U.S. or foreign companies (rated or determined by the Adviser to be of comparable quality) and participation interests in loans extended to such companies;

    --   adjustable rate obligations;

    -- restricted securities (i.e., securities subject to legal or contractual restrictions on resale);

    --   asset-backed securities; and

    --   repurchase agreements that are fully collateralized.

The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

GOVERNMENT PORTFOLIO

The Portfolio pursues its objectives by investing in high-quality money market securities. The Government Portfolio may invest in:

    --   marketable obligations issued or guaranteed by the U.S.
         Government or one of its agencies or instrumentalities;

    --   adjustable rate obligations;

    --   repurchase agreements that are fully collateralized; and

    -- restricted securities (i.e., securities subject to legal and contractual restrictions on resale).

The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

GENERAL MUNICIPAL PORTFOLIO

The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

MUNICIPAL SECURITIES. The General Municipal Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

The General Municipal Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

The General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

The quality and liquidity of the General Municipal Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolio's Custodian will maintain liquid assets having value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue.

TAXABLE INVESTMENTS. The General Municipal Portfolio may invest in taxable investments including obligations of the U.S.
Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

RISK CONSIDERATIONS

The Portfolios' primary risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings, must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

The General Municipal Portfolio faces municipal market risk.
This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

YEAR 2000: Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000 problem, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc, ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolios.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Portfolios and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

                  MANAGEMENT OF THE PORTFOLIOS

The Portfolios' Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $___ billion (of which approximately $___ billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The __ registered investment companies, with more than ___ separate portfolios, managed by Alliance currently have over two million shareholders. As of December 31, 1998,

Alliance was retained as investment manager for over __ of the FORTUNE 100 companies.

Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended November 30, 1998, as a percentage of average daily net assets:

                                       FEE AS A PERCENTAGE OF
         PORTFOLIO                     AVERAGE DAILY NET ASSETS*

         Prime Portfolio
         Government Portfolio
         General Municipal Portfolio


_______________
* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.

ADMINISTRATOR

ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

PURCHASE AND SALE OF SHARES

    HOW THE PORTFOLIOS VALUES THEIR SHARES

    Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

    HOW TO BUY SHARES

    --   Initial Investment

    You may purchase a Portfolio's shares through your broker by instructing your broker to use one or more of Alliance Money Market Fund's Portfolios - Prime, Government, or the General Municipal Portfolio in connection with your brokerage account. There is no minimum for initial investment or subsequent investments.

    Subsequent Investments

BY CHECK:

    -- Mail or deliver your check or negotiable draft, payable to your broker, who will deposit it into the Portfolio(s). Please designate the appropriate
         Portfolio and indicate your brokerage account number on the check or draft.

BY SWEEP:

    -- Your brokerage firm may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your broker to determine if a sweep is available and what the sweep parameters are.

    HOW TO SELL SHARES

    You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem any portion of it until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required to sell your shares, you should contact your broker.

    --   By Contacting Your Broker

         Instruct your broker to order a withdrawal from your Portfolio account.

    --   By Sweep

         If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

    --   By Checkwriting

         With this service, you may write checks made payable to any payee. First, you must fill out the signature card which you can obtain from your broker. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

         OTHER

         The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days.

         DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each of the Portfolios' net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO

         For Federal income tax purposes, the Prime and Government Portfolios' dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

GENERAL MUNICIPAL PORTFOLIO

         Distributions of tax-exempt interest income from this Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares.

         Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

         Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year.

         The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

DISTRIBUTION ARRANGEMENTS

         The Portfolios have adopted a plan under SEC Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The Portfolios pay these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                      FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen LLP, the Portfolios' independent auditors, whose report, along with the Portfolios' financial statements, appears in the Statement of Additional Information, which is available upon request.

                                                                   GENERAL
                                 PRIME            GOVERNMENT       MUNICIPAL
                                 PORTFOLIO        PORTFOLIO        PORTFOLIO

Net asset value,
  beginning of period

Income from investment
  operations net investment
  income

Less: distribution dividends
  from net investment income

Net asset value, end of period

Total Return:  total investment
  return based on net asset
  value (a)

Ratios/Supplemental Data:  net
  assets, end of period
  (in millions)

Ratio to average net assets of
  expenses net of waivers and
  reimbursements (b)

Expenses before waivers and
  reimbursements (b)

Net investment income (b)

_______________
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b)  Net of expenses reimbursed or waived by the Adviser.
(c)  Annualized.

For more information about the Portfolios, the following documents are available upon request:

--  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

--  STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAI's are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or a SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           C/O ALLIANCE FUND SERVICES, INC.
                   P.O. BOX 1520, SECAUCUS, NJ 07096

BY PHONE:          For Information:    (800) 221-5672
                   For Literature:     (800) 227-4618


Or you may view or obtain these documents from the SEC:

IN PERSON:         at the SEC's Public Reference Room in
                   Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.alliancecapital.com.

[LOGO]                            ALLIANCE MONEY MARKET FUND
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                       March __, 1999
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's
current Prospectus dated March   , 1999.  A copy of the
Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PURCHASE AND REDEMPTION OF SHARES

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

TAXES

GENERAL INFORMATION

FINANCIAL STATEMENTS

APPENDIX A -- DESCRIPTION OF MUNICIPAL SECURITIES

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS



__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

    The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio. Three of the portfolios, the Prime Portfolio, Government Portfolio and General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"), are presently being offered by the Fund.

    The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or its other fundamental investment policies (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

    Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth on page 3.

    PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

POLICIES APPLICABLE TO EACH PORTFOLIO

    RULE 2A-7 UNDER THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from an NRSRO.

    Under Rule 2a-7 the Prime Portfolio, the General Municipal Portfolio and the Government Portfolio may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government

Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or
(B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the General Municipal Portfolio with respect to its investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer revenues from a non-municipal project.

    ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days. As to illiquid securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

    RESTRICTED SECURITIES. A Portfolio may also purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

    The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

    Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    INVESTMENTS ISSUED BY FOREIGN BRANCHES OF FOREIGN BANKS.
Each Portfolio may invest up to 25% of its total assets in instruments issued by foreign branches of foreign banks. The

Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

    FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF GENERAL MUNICIPAL PORTFOLIO

    MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the General Municipal Portfolio in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the General Municipal Portfolio invests are limited to those obligations which at the time of purchase:

    1.   are backed by the full faith and credit of the United
States Government; or

    2. are municipal notes rated MIG-1/VMIG-1 or MIG- 2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

    The General Municipal Portfolio will not invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

    ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

    To further enhance the quality and liquidity of the securities in which the Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The General Municipal Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    TAXABLE SECURITIES. Although the General Municipal Portfolio is, and expects to be, largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of the Portfolio's investment, and the Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the Portfolio may include those described below:

    1. marketable obligations of, or obligations guaranteed by, the United States Government, its agencies or instrumentalities;
or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation;

    3. commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's (see Appendix B for a description of these ratings); or

    4.   repurchase agreements.

    MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

    ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, if required by Rule 2a-7, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset-backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however each Portfolio is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

    VARIABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Variable rate demand obligations are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Investments may also be made in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower.
Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market or these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of a variable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions.
Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

    Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to its investments in variable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

    STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

    The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

    WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a

Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

    GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

    REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of

New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, if the obligation of the seller to repurchase the securities from the money market fund is collateralized fully. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

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                     INVESTMENT RESTRICTIONS
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    Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

    Each Portfolio:

    1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

    2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of their total assets the Prime Portfolio may invest without regard to such limitation and the General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one
issuer.*   For purposes of such 5% and 10% limitations, the
issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

    3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

    5.   May not, in the cases of the Prime Portfolio and the
Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including
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* As a matter of operating policy, pursuant to Rule 2a-7 each of the Prime Portfolio and General Municipal Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (2) would give a Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

    6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

    7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer** if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

    8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of

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** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

    In addition, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects.

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                     MANAGEMENT OF THE FUND
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ORGANIZATION

    Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. Each Portfolio's activities are supervised by the Trustees of the Fund. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

    Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trustees.

TRUSTEES AND OFFICERS

    The Trustees and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES

    RONALD M. WHITEHILL,*** 60, President, is a Senior Vice
President of ACMC**** and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.
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***    Interested person of the Fund as defined in the 1940 Act.

****   For purposes of this Statement of Additional Information,
       ACMC refers to Alliance Capital Management Corporation,
                             (footnote continued)

    JOHN D. CARIFA,*** 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC with which he has been associated since prior to 1994.

    RICHARD S. BORISOFF,*** 53, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1994. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.

    JEFFREY M. COLE, 52, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to 1994. He is a Director of Rigel Communications, Inc. (cable systems) and an Adjunct Professor of Law at New York University School of Law. His address is 805 Third Avenue, New York, New York 10022.

    RICHARD J. DALY, 45, is Group Co-President of ADP Financial
Information Services, Inc. and Corporate Vice President of
Automatic Data Processing, Inc. since January 1989. His address is 51 Mercedes Way, Edgewood, New York 11717.

    WILLIAM H. FOULK, JR., 66, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut 06830.

    ARTHUR S. KRANSELER, 64, is currently an independent management consultant. He was formerly Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1994. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.

    ROBERT A. LEWIS, 45, is a member of the law firm McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1994. His address is Three Embarcadero Center, Suite
2800, San Francisco, California 94111.

    CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome
____________________

(footnote continued)
       the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Inc. (mining) and, since 1996, he is a Director, Vice Chairman and Treasurer of Atlantic Health Systems Inc. and Atlantic
Hospital.  His address is St. Bernard's Road, Gladstone, New
Jersey 07934.

    WILLIAM L. RHOADS III, 70, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking) and President and Chief Executive Officer of C.F. Kettering, Inc. (holding company). Currently, President and Director of the following holding companies: TRP Finance, Inc., Church Street Holdings, Inc. and New Century Holdings, Inc., Vice Chairman and Director of ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.

    RICHARD R. STUMM, 40, is Vice President of Automatic Data
Processing/Financial Information Services Division with which he has been associated since prior to 1994. His address is 2
Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

    JOHN R. BONCZEK, 39, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1994.

    KATHLEEN A. CORBET, 38, Senior Vice President, is an
Executive Vice President of ACMC since prior to 1994.

    ROBERT I. KURZWEIL, 48, Senior Vice President, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1994.

    RAYMOND J. PAPERA, 43, Senior Vice President, is a Senior
Vice President of ACMC with which he has been associated since prior to 1994.

    PATRICIA NETTER, 47, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1994.

    KENNETH T. CARTY, 38, Vice President, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1994.

    JOHN F. CHIODI, 32, Vice President, is a Vice President of
ACMC with which he has been associated since prior to 1994.

    DORIS T. CILIBERTI, 35, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1994.

    LINDA D. NEIL, 38, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1994.

    EDMUND P. BERGAN, Jr., 48, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1993.

    MARK D. GERSTEN, 48, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS with which he has been associated since prior to 1994.

    VINCENT S. NOTO, 34, Controller and Chief Accounting Officer, is a Vice President of AFS with which he has been associated since prior to 1994.

    The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser. The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1998 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including
                                 from the       Fund, as to    the Fund,
                   Aggregate     Alliance Fund  which the      as to which
                   Compensation  Complex,       Trustee is a   the Trustee
Name of Trustee    from the      Including the  Director or    is a Director
of the Fund        Fund          Fund           Trustee        or Trustee
________________   ____________  _____________  _____________  ______________

John D. Carifa
Richard S. Borisoff
Jeffrey M. Cole
Richard J. Daly
William H. Foulk, Jr.
Arthur S. Kranseler
Robert A. Lewis
Clifford L. Michel
William L. Rhoads III
Richard R. Stumm
Ronald M. Whitehill

    As ofJanuary 8, 1999, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

    The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1998 of more than $241 billion (of which more than $99 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of September 30, 1998,the Adviser was retained as an investment manager for employee benefit plan assets for 34 of the FORTUNE 100 companies. As of July 31, 1998, the Adviser and its subsidiaries employ approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo,

Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo and Toronto, Vienna and Warsaw. The 54 registered investment companies comprising 118 separate investment portfolios managed by the Adviser currently have more than 3.5 million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company which at March 31, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

    AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

    Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998, approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

    Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the fiscal year ended November 30, 1998, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $15,715,615, $641,017 and $662,701, respectively. For the year ended November 30, 1997, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $14,448,704, $306,154 and $443,791, respectively. The Adviser may, from time to time, voluntarily waive a portion of its advisory fees payable from one or more of the Portfolios. The Adviser has voluntarily agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustees prior thereto. For the year ended November 30, 1998, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $1,942,793, $176,205 and $226,538, respectively. For the year ended November 30, 1997, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $923,957, $255,475 and $247,578, respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's
Trustees.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial
Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the

Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

    The Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below). The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 1998, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $1,571,562, $64,101 and $66,269, respectively. For such period, ADP waived its fee in the amount of $39,794, $38,562 and $39,794, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

    Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of

 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio.

    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and
(ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 1998, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $14,144,055 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $5,030,008. Of the $19,174,063 paid by the Adviser and the Portfolio under the Agreement, $647,000was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $18,527,063 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1998, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $576,914 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $195,555. Of the $772,869 paid by the Adviser and the Portfolio under the Agreement, $30,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $742,869 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1998, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $596,432 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $176,378. Of the $772,810 paid by the Adviser and the Portfolio under the Agreement, $41,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $731,810 was paid to broker-dealers and other financial intermediaries for distribution assistance.

    The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.

TRANSFER AGENT AND DISTRIBUTOR

    Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ
07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

    The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (New York time) for issuance at the 4:00 p.m. transaction time and price.
A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

    A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King,

Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

    All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

    The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

    The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. New York time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

    Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

    Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by the General Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Sections 147(a) of the Code) should consult their tax advisers before purchasing shares of the General Municipal Portfolio.

    Substantially all of the dividends paid by the General Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

    Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholdings.

STATE INCOME TAX CONSIDERATIONS

    PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

    GENERAL MUNICIPAL PORTFOLIO. Shareholders of the General Municipal Portfolio may be subject to state and local taxes on distributions from the General Municipal Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Municipal Portfolio in his particular state and locality.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

    PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. For the year ended November 30, 1998, the Prime, Government and General Municipal Portfolios paid $-0-, $-0- and $-0-, respectively, for brokerage commissions.

    CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

    As of January 8, 1999, there were 798,313,768 shares of beneficial interest of the Fund outstanding. Of this amount 710,499,082 were for the Prime Portfolio; 44,026,187 were for the Government Portfolio and 43,788,499 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of January 8, 1999.

                                                        % of
Name and Address                   No. of Shares     Portfolio

Prime Portfolio

Discover Brokerage
280 W. 10200 S
Sandy, UT 84070-4267               710,024,193        99.9%
Government Portfolio

Discover Brokerage
280 W. 10200 S
Sandy, UT 84070-4267               43,983,996         99.9%

General Municipal Portfolio

Discover Brokerage
280 W. 10200 S
Sandy, UT 84070-4267               29,969,120         68.4%

    SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

    LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

    ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen LLP, New York, New York, independent auditors for the Fund.

    YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.
These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

    The Prime Portfolio's yield for the seven-day period ended November 30, 1998 was 4.14% which is the equivalent of a 4.23% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.08%, equivalent to an effective yield of 4.17%. The Government Portfolio's yield for the seven-day period ended November 30, 1998 was 4.25% which is the equivalent of a 4.34% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.11%, equivalent to an effective yield of 4.20%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1998 was 2.43% which is the equivalent of a 2.46% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.26%, equivalent to an effective yield of 2.29%.

    Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from the General Municipal Portfolio than from comparable investments whose income is taxable. For example, for an investor subject to the top 1998 Federal personal income tax rate, the 2.43% tax-exempt yield of the General Municipal Portfolio for the seven-day period ended November 30, 1998 was equivalent to a taxable yield of 4.02% and the effective yield of 2.46% for such period was equivalent to a taxable yield of 4.07%.

    In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

    From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

    PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the

Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

    REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

    ADDITIONAL INFORMATION. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE COMMISSION's OFFICES IN WASHINGTON, D.C.

______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

    MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

    4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

    The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short- term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a) Restated and Amended Declaration of Trust of the Registrant dated February 22, 1995 - Incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Pre-Effective
              Amendment No. 1 of the Registrant's Registration
              Statement on Form N-1A (File Nos. 33-85850 and 811-
              08838) filed with the Securities Exchange Commission on March 17, 1995.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 5 to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (e) Amended Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit No. 6 to Pre-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (f)  Not applicable.

         (g) Custodian Contract between the Registrant and The Bank of New York - Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (h)  (1)  Transfer Agency Agreement between the
                   Registrant and Alliance Fund Services, Inc. -
                   Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 3 of the

                   Registrant's Registration Statement on Form N-
                   1A (File Nos. 33-85850 and 811-08838) filed
                   with the Securities Exchange Commission on filed March 31, 1998.

              (2) Administration Agreement between the Registrant and ADP Financial Information Services, Inc. - Incorporated by reference to Exhibit No. 9(b) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

              (3)  Fund Accounting Agreement between the
                   Registrant and The Bank of New York -
                   Incorporated by reference to Exhibit No. 9(c) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

              (4)  Form of Expense Limitation Undertaking by
                   Alliance Capital Management L.P. - Filed herewith.

         (i) (1) Opinion and Consent of Seward & Kissel - Incorporated by reference to Exhibit No. 10(a) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

              (2) Opinion and Consent of Sullivan & Worcester - Incorporated by reference to Exhibit No. 10(b) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (j)  Consent of Independent Auditors - Filed herewith.

         (k)  Not applicable.

         (l) Investment Representation Letter of Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A

              (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Financial Data Schedule - Filed herewith.

         Other Exhibits: Powers of Attorney of Richard S. Borisoff, John D. Carifa, Jeffrey M. Cole, Richard J. Daly, William H. Foulk, Jr., Arthur S. Kranseler, Robert
         A. Lewis, Clifford L. Michel, Peter Quick, William Rhoads III, Richard R. Stumm and Ronald M. Whitehill - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.


ITEM 24. Persons Controlled by or Under Common Control with
         Registrant.

         None.


ITEM 25. Indemnification

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the proceeding, or
         (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent from of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 27.  Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.

         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Karen J. Bullot             Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Jamie A. Atkinson           Vice President

Benji A. Baer               Vice President

Kenneth F. Barkoff          Vice President

Casimir F. Bolanowski       Vice President

Michael E. Brannan          Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

John R. Carl                Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

John W. Cronin              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

John C. Endahl              Vice President

Sohaila S. Farsheed         Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Richard D. Keppler          Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Henry Michael Lesmeister    Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Christopher J. MacDonald    Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

Jeffrey P. Mellas           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Nicole Nolan-Koester        Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Patrick Look                Assistant Vice
                            President and
                            Assistant Treasurer

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Charles M. Barrett          Assistant Vice
                            President

Robert F. Brendli           Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Russell R. Corby            Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

John E. English             Assistant Vice
                            President

Duff C. Ferguson            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Michael Laino               Assistant Vice
                            President

Nicholas J. Lapi            Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Richard J. Olszewski        Assistant Vice
                            President

Catherine N. Peterson       Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Vincent T. Strangio         Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

         (c)       Not applicable.


ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of The Bank of New York, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29. Management Services.

         Not applicable.


ITEM 30. Undertakings.
</R.
         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of January, 1999.

                                  ALLIANCE MONEY MARKET FUND


                                  by /s/  Ronald M. Whitehill
                                     ____________________________
                                          Ronald M. Whitehill
                                              President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature             Title              Date

1)  Principal
    Executive Officer

    /s/Ronald M. Whitehill   President          January 27, 1999
    ______________________
       Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/Mark D. Gersten       Treasurer and Chief January 27, 1999
    ______________________   Financial Officer
       Mark D. Gersten

3)  A Majority of the Trustees

    Richard S. Borisoff      Clifford L. Michel
    John D. Carifa           Peter Quick
    Jeffrey M. Cole          William L. Rhoads III
    William H. Foulk, Jr.    Richard R. Stumm
    Arthur S. Kranseler      Ronald M. Whitehill
    Robert A. Lewis

    by /s/Edmund P. Bergan, Jr.                 January 27, 1999
    ___________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                      Page
(h)(4)   Form of Expense Limitation Undertaking
(j)      Consent of Inependent Auditors
(n)      Financial Data Schedule















































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